UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 19, 2022

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which traded
Series A common stock	LBRDA	The Nasdaq Stock Market LLC
Series C common stock	LBRDK	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable preferred stock	LBRDP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on June 13, 2022, Liberty Broadband Corporation (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) among the Company, its Chairman of the Board, John C. Malone, and a revocable trust of which Mr. Malone is the sole trustee and beneficiary (the “JM Trust”), whereby, among other things, Mr. Malone agreed to an arrangement under which his aggregate voting power in the Company would not exceed 49% (the “Target Voting Power”) plus 0.5% (under certain circumstances). In particular, under the terms of the Exchange Agreement, the Company and Mr. Malone or the JM Trust will exchange shares of Series B common stock, par value $0.01 per share of the Company (the “Series B Common Stock”) owned by Mr. Malone or the JM Trust for shares of Series C common stock, par value $0.01 per share of the Company (“Series C Common Stock”), in connection with certain events that would result in Mr. Malone’s aggregate voting power in the Company exceeding the Target Voting Power plus 0.5%.

On July 19, 2022, as a result of the Company’s ongoing stock repurchase program, on the terms and subject to the conditions of the Exchange Agreement, the JM Trust transferred to the Company an aggregate of 211,255 shares of Series B Common Stock and in exchange, the Company issued to the JM Trust an equivalent number of shares of Series C Common Stock. The shares of Series C Common Stock issued by the Company to the JM Trust pursuant to the Exchange Agreement were not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2022

LIBERTY BROADBAND CORPORATION

By:	/s/ Brittany A. Uthoff
Name: Brittany A. Uthoff
Title: Vice President

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